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                         SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549-1004





                                      FORM 8-K
                      CURRENT REPORT PURSUANT TO SECTION 13 OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 6, 1993
                                  ----------------




                             GENERAL MOTORS CORPORATION
                -----------------------------------------------------
               (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
- ----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




    767 Fifth Avenue, New York, New York                     10153-0075
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
- --------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------











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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         Exhibit 3(ii) By-Laws as amended to December 6, 1993, reflecting amendments to Sections 2.3, 3.1, and 3.8.

         Section 2.3 authorizes the Chairman to designate board meeting dates.

         Section 3.1 changes the name of the Nominating Committee to Committee on Director Affairs.

         Section 3.8 states the responsibilities of the Committee on Director Affairs.





                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    February 24, 1994
        -----------------                   By

                                            s/Wallace W. Creek
                                            -------------------------------
                                            (Wallace W. Creek, Comptroller)





















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